Exhibit 10.1

AMENDMENT NUMBER SEVEN
TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER SEVEN TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of September 23, 2002, by and among BANK OF AMERICA, N.A., a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lenders”), BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”) and FLOW INTERNATIONAL CORPORATION, a Washington corporation (“Borrower”).

RECITALS

A.    Lenders, Agent and Borrower are parties to that certain Amended and Restated Credit Agreement dated as of December 29, 2000, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement dated as of February 28, 2001, that certain Amendment Number Two to Amended and Restated Credit Agreement dated as of May 30, 2001, that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of July 31, 2001, that certain Amendment Number Four to Amended and Restated Credit Agreement dated as of December 13, 2001, that certain Amendment Number Five to Amended and Restated Credit Agreement dated as of July 26, 2002 and that certain Amendment Number Six to Amended and Restated Credit Agreement dated as of August 23, 2002 (the “Sixth Amendment”) (as further amended, restated or modified from time to time, the “Credit Agreement”).

B.    Borrower has requested an additional extension of time in which the requirements or conditions described in Section 2(o)(1)(x) of the Sixth Amendment must be met before an Event of Default will occur.

C.    Agent and Lenders have agreed to such additional extension of time in accordance with the terms and conditions herein set forth.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

1.    Definitions.    Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

2.    Amendment to Credit Agreement.

(a)    Amendment to Section 8.1(o)(1) – Events of Default.    Section 8.1(o)(1) of the Credit Agreement (excluding subsections (1)(i) through (xiv) or subsection (2)) is hereby amended by deleting it entirely and replacing it with the following:

(o)    Additional Event of Default.    It shall be an additional Event of Default:

(1)    if any of the following has not occurred within 40 days after the date of the Sixth Amendment:

3.    Conditions to Effectiveness.    This Amendment shall become effective upon the execution by Borrower and each Lender of counterparts to this Amendment and delivery thereof to Agent.

4.    Representations and Warranties.    Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

5.    Release and Waiver.    Borrower ratifies and reconfirms the Loan Documents and all of its obligations and liabilities thereunder and hereby waives and releases any and all defenses that either of them may now have or hereafter acquire with respect to the Loan Documents based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof. Borrower hereby releases and forever discharges the Agent and the Lenders, their respective affiliates, and their respective officers, directors, agents and employees from every claim, demand and cause of action whatsoever, of every kind and nature, whether presently known or unknown, suspected or unsuspected, arising or alleged or to have risen or which shall arise hereafter from any act, omission or condition which occurred or existed on or prior to the date of this Amendment.

6.    No Further Amendment.    Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7.    Fees and Expenses.    Immediately upon the execution and delivery of this Amendment, Borrower shall have paid Agent for all fees and expenses (including attorneys’ fees) incurred in connection herewith.

8.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

9.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

10.    Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Seven to Amended and Restated Credit Agreement as of the date first above written.

BORROWER:	FLOW INTERNATIONAL CORPORATION

	By:	/s/ MICHAEL R. O’BRIEN
	Name:	Michael R. O’Brien
	Title:	Chief Financial Officer

	By:	/s/ JOHN LENESS
	Name:	John Leness
	Title:	General Counsel and Secretary

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ THOMAS E. BROWN
	Name:	Thomas E. Brown
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ ELIZABETH C. HENGEVELD
	Name:	Elizabeth C. Hengeveld
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ JASON R. GILL
	Name:	Jason R. Gill
	Title:	Vice President

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ KEN PURO
	Name:	Ken Puro
	Title:	Vice President

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